Exhibit 99.1

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2004 Financial Results (continued)

SIRVA

Revenue

$MM
4,000
3,500
3,000
2,500
2,000
1,500
+24.5% Growth
$2,790
$3,475
2003 Restated
2004

EBITDA

$MM
180
160
140
120
+6.7% Growth
$153.9
$164.3
2003 Restated (1)
2004 (2)

(2) As defined in the Credit Agreement.

9

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Company Overview

- Complete package of moving and relocation services
- 365,000 relocations per year with operations in over 40 countries
- Leading player in large, fragmented global market
- Benefiting from favorable secular trends: corporate hiring and relocation spending
- Diverse customer, business and geographic mix
- Corporate, government and consumer market segments
- Asset-light with a proprietary network of over 700 agents in North America
- Attractive financial model

14

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[LOGO]

[GRAPHIC]	Lenders Presentation
September 21, 2005

[LOGO]

Forward Looking Statements

This document contains “forward-looking statements.” You should not place undue reliance on these statements. Forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategies. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate in these circumstances. As you read and consider this document, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties and assumptions. Many factors could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. Some important factors include without limitation our ability to continue to compete successfully; changes in the market for our services; general economic conditions being less favorable than expected; global political conditions and the outbreak or escalation of war or hostilities or the occurrence of any terrorist attacks; our ability to grow our relocation services business; risks associated with the real estate industry, our reliance on, and our ability to attract, agents and owner/operators; changes in the regulatory environment, including antitrust, environmental and insurance laws and regulations, that could negatively affect the operation of our business; changes in Transguard’s A.M. Best rating or outlook; risks associated with operating in foreign countries; loss of our key executive officers; our ability to consummate and integrate potential acquisitions; changes in our accounting assumptions that regulatory agencies, including the Securities and Exchange Commission (SEC), may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; the outcome and costs associated with the current audit committee review and SEC inquiry, and the other factors described under the caption “Business – Investment Considerations” and other risks described in SIRVA’s 2003 Annual Report on Form 10-K and other reports submitted to the SEC from time to time.   All forward-looking statements speak only as of the date of this document. We undertake no obligation beyond that required by law to update any forward-looking statements, whether as a result of new information, future events or otherwise.  All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this document.

Agenda

•      Executive Summary

•      Strategic Update

•      Audit Committee and Management Review Processes and Conclusions

•      2004 Financial Results / 1H 2005 Update

•      2004 Covenant Compliance

Appendix

•      Company Overview

Executive Summary

•      Audit Committee Review and Management Review processes have been completed

•      Core business (Global Relocation Services and Moving North America) continues to perform well…European business underperforming but seeing signs of stabilizing – restructuring plan in place… Insurance underperforming…Higher loss reserve ratio…A.M. Best downgrade

•      Signed definitive agreement to sell Insurance business in a transaction valued at approximately $100 million…expected to close by year-end 2005

•      Issued 2004 unaudited financial results and 1H 2005 preliminary results from operations

•      2004 EBITDA(1) of $164.3  million…in line with previous guidance given during June 22 lender’s presentation

•      Expect to file 2004 10-K by October 31, 2005

(1) As defined in the Credit Agreement.

Strategic Update

•      SIRVA continues to aggressively pursue its “Relocation Redefined” strategy and has made substantial progress in reshaping its business-portfolio

•      Core Global Relocation segment continues to perform very well

•      2004 revenue and operating income organic growth of 47% and 56%, respectively

•      1H 2005 revenue estimated to be up 23% driven by new account wins, continued fixed fee volume growth and the impact of the ERC acquisition

•      Significant new account wins (Dell, Delphi, CSX, Textron and 3M)

•      On September 21, 2005, SIRVA announced that it has signed a definitive agreement to sell its Insurance business to IAT Reinsurance Co., Ltd. in a transaction valued at approximately $100 million

•      Transaction expected to close before year-end 2005

•      Net cash proceeds(1) of approximately $65-70 million will be used to repay existing indebtedness

•      Transaction includes $20 million earn-out to be recognized in future years

•      Divestiture further clarifies SIRVA’s strategic vision and, more importantly, significantly improves the Company’s risk profile

•      On August 5, 2005, SIRVA closed on its divestiture of its Transportation Solutions business to an affiliate of Lake Capital Partners LP completing the Company’s planned divestiture of all logistics-based operations globally

•      Other strategic alternatives and operational restructuring plans are being contemplated to accelerate Company’s transition to a global, asset-light relocation and moving services provider

•      In the second quarter of 2005 in response to continued market weakness in the U.K., the Company initiated a restructuring plan to reduce the cost structure of its European operations…targeting $15 million of cost savings in 2006

•      SIRVA also recently initiated a cost reduction plan in North America to streamline its corporate overhead structure

(1) Includes initial and post-closing audit adjustment proceeds.

Audit Committee and Management Reviews
Background and Conclusions

Audit Committee Independent Review

•      Comprehensive review of the Company’s financial reporting and corporate governance practices and related processes

•      Formally initiated in early January 2005 following the receipt by SIRVA of a letter sent on behalf of the former CFO

•      Scope subsequently expanded to (i) address certain allegations regarding the adequacy of SIRVA’s accounting records and related disclosures, which were contained in a pseudonymous email sent to PricewaterhouseCoopers LLC (“PWC”) and (ii) review the circumstances giving rise to the accounting entries that were the basis for the Board of Director’s decision to restate the Company’s historical financial statements

•      Led by Cleary, Gottlieb, Steen & Hamilton LLP (former SEC general counsel David Becker) and Deloitte & Touche LLP

•      Scope of process included the review of 25 million pages of electronic documents and 300 boxes of physical documents and interviews with approximately 160 current and former employees, members of senior management and the Board of Directors

Management Internal Review

•      Review conducted by management (with the assistance of outside consultants and oversight from the Audit Committee) initiated in response to concerns that were previously raised by its Section 404 certification review process

•      Scope of review included all of SIRVA’s major business units globally and included an analysis of year-end 2004 balance sheets as well as a review of numerous transactions dating back through 2000

•      Results provided basis for restatement of historical financial statements

Summary Conclusions

•      SIRVA management’s summary conclusions from the review processes are outlined below.  For a more detailed summary of the Audit Committee Review findings, please refer to the Company’s 8-K filing dated September 21, 2005

•      The review did not reveal a scheme to misstate the Company’s financial statements

•      However, the reviews did reveal certain material weaknesses in the Company’s control environment, organizational structure and in its consistent application of GAAP

•      The Company is using the conclusions of the reviews as a basis to drive improvements in these areas across each of its business units

•      In response, the Audit Committee has been taking appropriate disciplinary actions, including the termination or re-assignment of certain employees, and is in the process of implementing Board-level governance changes

•      Remedial action plan in place to (i) make significant changes to SIRVA’s organizational structure, (ii) enhance the development, documentation and delivery of certain policies and procedures and (iii) increase training in both technical skills and compliance with corporate governance policies

•      However, the Company’s remedial action plan is in the early stages of implementation and will require a significant commitment in terms of financial resources and existing and new personnel. As such, the material weaknesses identified above are likely to continue through the Company’s 2005 audit period

•      The fees and expenses associated with the aforementioned reviews, restatements and 2004 closing processes now expected to be approximately $60 million

2004 Financial Results

•      Expect to file 2004 10-K by October 31, 2005

•      The Company currently estimates net unanticipated pre-tax charges identified with respect to the fourth quarter 2004 to be approximately $54 million

•      Approximately $36 million of the unanticipated pre-tax charges are related to accounting errors ($34 million related to continuing operations), which will require a restatement of previously issued financial statements

($ millions)	Pre-Tax Charge		% of Total
Network Services	18.6		51.6%
Moving North America	5.8		16.1%
Moving Europe / Asia Pacific	5.5		15.2%
Global Relocation Services	3.3		9.1%
Discontinued Operations	2.4		6.8%
Corporate	0.5		1.2%
Total	$36.1	(1)	100%

(1) Approximately $34 million related to continuing operations.

•      The remaining $18 million of pre-tax charges relate to current operating activities or changes in estimates that will be recorded in reported results for the quarter ended December 31, 2004

•      $6 million related to updated information and analysis that indicated the need to further increase the loss reserves in its Insurance business

•      $3 million of fees associated with the expansion of the securitization facility for the Company’s relocation-related receivables

•      $2 million related to recent developments with respect to certain legal matters

•      $2 million write-off of a European receivable related to a previous asset sale due to an unanticipated obligor bankruptcy

•      $2 million for restructuring and other charges relating to the Company’s European operations

•      $2 million of corporate charges related to certain severance agreements

•      $1 million to impair certain non-insurance assets within the Company’s Network Services segment that were divested in the first quarter of 2005, and other miscellaneous items identified through the Company’s year-end review

Revenue

[CHART]

EBITDA

[CHART]

(1) EBITDA defined as operating income from continuing operations ($115.1 million) + depreciation & amortization ($38.8 million). Excludes $37.6 million of debt extinguishment costs and $0.3 million of non-operating income.

(2) As defined in the Credit Agreement.

2004 Performance Overview

[CHART]

Relocation: 42% of 2004 Revenue

•      Strong revenue and earnings performance...revenue up 47% and operating income up 56%

•      Driven by continued market share gains, significant new customer wins (Dell, Delphi, CSX, Textron and 3M) and strong fixed fee initiation growth (+38%)

•      Average home values rose 12%, a reflection of both better revenue mix and general housing market strength

•      Executive Relocation (ERC) acquisition in December 2004 significantly strengthens SIRVA’s position in the industry and enhances the Company’s ability to execute its Relocation Redefined strategy

Europe / Asia Pacific Moving: 14% of 2004 Revenue

•      Operational issues in Europe...caused significant shortfall to plan in the second half of 2004 and year-over-year decline in profitability…operating income down $22 million to $8 million including the impact of unanticipated charges in the fourth quarter

•      Extremely difficult market conditions in UK and across continental Europe

•      Weakness continuing into 2005...aggressive restructuring initiated in Q2 2005…targeting $15 million of cost savings in 2006

•      Impact of an asset-intensive business model

•      Stable, consistent performance in Asia Pacific

NA Moving: 38% of 2004 Revenue

•      Mixed performance in 2004...revenue up 7%, but operating income down 13%

•      Top-line performance driven by steady growth in corporate shipments (+4%) and revenue per shipment improvements (+5%)

•      Operating income decline driven by increased cost accruals (primarily claims related driven by strong peak season demand) and unanticipated charges in the fourth quarter

Network Services: 6% of 2004 Revenue

•      On September 21, 2005, SIRVA announced that it has signed a definitive agreement to sell its Insurance business to IAT Reinsurance Co., Ltd. in a transaction valued at approximately $100 million

•      2004 performance driven by accounting / financial control issues and increase in insurance loss reserves ($21 million)…operating income down $29 million to $5 million

Despite issues currently surrounding the company’s year-end 2004 closing process and its Insurance and
European operations, SIRVA’s core Relocation and N.A. Moving businesses continue to perform well

1H 2005 Performance Update*

[CHART]

	Revenues
($ million)	Restated 1H 2004	1H 2005	% Growth
Moving North America	$559	$620	11.0%
Global Relocation Services	646	793	22.7%
Moving Europe / Asia Pacific	220	228	3.6%
Network Services	103	106	2.8%
Corporate	—	—	—
Total	$1,528	$1,747	14.4%

Relocation

•      Strong organic growth – 18% increase in fixed fee relocation closings

•      Momentum continues with new account wins – over 70 new relocation client wins (50 fixed fee) during first eight months of 2005 …fixed fee initiations up 3% as new account wins offset 10% decline in initiations from existing customers

•      Greater than 50% of decline related to group moves experienced in 1H 2004

•      ERC acquisition adding to top-line growth

North America Moving

•      Continued strong moving fundamentals in North America, with 4% shipment growth and 5% revenue per shipment growth

Europe / Asia Pacific Moving

•      Real estate market remains very weak in UK

•      Currency gains offsetting ongoing market weakness

Network Services

•      3% increase in Network Services operating revenue; reflecting the annualization of customer growth in 2004, offset by a slowdown in renewal rates and new customer activity subsequent to the A.M. Best downgrade of Transguard in April

	Income from Operations (1)
	1H 2005		Restated
($ million)	Low	High	1H 2004
Moving North America	$6	$7	$7
Global Relocation Services	18	20	9
Moving Europe / Asia Pacific(2)	(16)	(15)	8
Network Services(3)	7	9	15
Corporate(4)	(6)	(4)	(4)
Total	$9	$17	$35

•      Income from operations, excluding costs associated with the Audit Committee and Internal Reviews and certain one time items, is expected to be $9 million to $17 million for the first six months of 2005, driven by the following:

•      Global Relocation Services up greater than 100% driven by strong fixed fee growth and ERC acquisition

•      Moving North America essentially flat to prior year

•      However, negative fixed cost leverage within Moving Services Europe and Asia Pacific segment is expected to more than offset this performance, as the United Kingdom market demand remains significantly below year ago levels

•      In the second quarter of 2005, the Company initiated a restructuring plan to reduce the cost structure of its European operations

•      Targeting $15 million cost savings in 2006

•      SIRVA also recently initiated a restructuring plan to reduce its corporate overhead structure in North America

•      Network Services operating income was negatively impacted by higher reserve accruals

* Note: The information provided for 1H 2005 is preliminary, and given the fact that it is subject to change, the Company is providing a range with respect to anticipated income (loss) from operations for the six-months ended June 30, 2005.

(1)       Operating income from continuing operations

(2)       Excludes $9 million of restructuring charges related to Moving Services Europe in 1H 2005.

(3)       Excludes $3 million of loss reserve increase in 1H 2005.

(4)       Excludes expenses associated with the Audit Committee and Internal Reviews.

Covenant Compliance

	As of
	12/31/04
Total Debt:
Term Loans	$491.5
Revolver	46.7
Capital Leases	19.9
Other Debt	2.0
Total Debt(1)	$560.1
EBITDA:
SIRVA Inc. Restated (Cont Ops)	$106.4	(3)
Discontinued Operations Restated	(1.2)
Less: EBITDA for non-SIRVA Worldwide subs	(2.8)
Plus: Holding Company Expenses	7.0
SIRVA Worldwide EBITDA	$109.5

Pro Forma Acquisitions / Dispositions	14.9
Non-cash Expenses	12.4
Unusual Items	32.5
Gain on Sale of Assets / Asset Writedowns	(5.0)
Total Adjustments	54.9

Bank EBITDA	$164.3

Total Debt to Bank EBITDA(2)	3.41	x
Covenant	3.50
Bank EBITDA(2) to Interest	5.88
Covenant	3.50

PF Acquisitions/Dispositions: Full-year impact of Executive Relo acquisition (approx. $14), other

Non-cash Expenses: Equity-based compensation expense (approx. $3), cargo claims reserves (approx. $3.0), non-cash pension (approx. $3), home loss reserves (approx. $1), deferred compensation (approx. $1), other

Unusual Items: Insurance reserve adjustments for pre-2004 policies (approx. $14), one-time legal fees (approx. $6), reserves against of insurance receivables (approx. $3), extraordinary hurricane charge (approx. $2), restructuring charges (approx. $2), debt extinguishment expense (approx. $2), other

Gain on Sale of Assets: Gain on sale of European and Network Services assets offset by UK lease impairment charge

(1)   Excludes equity advances and related receivables sold into the Relocation SPV Financing.

(2)   As defined in the Credit Agreement (EBITDA used for interest coverage calculation excludes pro forma acquisition/disposition adjustments).

(3)   Operating Income ($62.7 million) + Non-Operating Expense (-$1.2 million) + D&A ($44.9 million).

Appendix

Company Overview

•	Complete package of moving and relocation services	[LOGO]

•	365,000 relocations per year with operations in over 40 countries	[LOGO]

•	Leading player in large, fragmented global market	[LOGO]

•	Benefiting from favorable secular trends: corporate hiring and relocation spending	[LOGO]

•	Diverse customer, business and geographic mix	[LOGO]

•	Corporate, government and consumer market segments	[LOGO]

•	Asset-light with a proprietary network of over 700 agents in North America	[LOGO]

•	Attractive financial model	[LOGO]

Business Segment Description

SIRVA

	2004A
Revenue	$3,475	mm
EBITDA(1)	164

Global Relocation			Moving North America			Moving Europe / Asia Pac			Network Services

	2004A			2004A			2004A			2004A
Revenue	$1,470	mm	Revenue	$1,311	mm	Revenue	$483	mm	Revenue	$211	mm
% of Total	42%		% of Total	38%		% of Total	14%		% of Total	6%

CORE BUSINESS

•      Full suite of relocation services to customers including home sale/purchase, mortgage origination, destination services

•      Differentiated offerings provide value to customer - fixed fee

•      Strong corporate client base with high-quality receivables... long-term customer relationships

•      Acquisition of Executive Relo in Dec. 2004 provides increased scale and service capabilities

•      Domestic and int’l household goods moving, package, storage, other services

•      Leading brands - Allied, NorthAmerican Van Lines

•      Moving services provided through network of independent agents - non-asset based business model

•      Provides competitive edge to relocation business… guaranteed capacity during peak moving season

•      Household goods moving services, office and industrial moving, records mgmt, storage

•      Leading market positions in the UK (Pickfords), France (Maison Huet), Germany (Rettenmayer), Scandinavia (Scanvan) and Asia Pac (Allied Pickfords)

•      Owns majority of the fulfillment assets (i.e., warehouses, trucks, trailers)...looking to convert to a more “asset-light” business model

•      Signed agreement to sell Insurance business to IAT Reinsurance Co. in a transaction valued at approximately $100 million

•      Primarily occupational accident, auto liability, other insurance to moving agents, small-fleet owners and owner-operators

•      Also provides maintenance and repair services and discount vehicle and supply purchasing programs (fuel, tires, wireless)

(1)   EBITDA as defined in the Credit Agreement.